UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting
standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Form 8-K                                First Financial Bancorp.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On May 22, 2018, First Financial Bancorp., an Ohio corporation (the “Company”), held its Annual Meeting of Shareholders for the purpose of considering and acting upon the following matters

1.
To elect the following nominees as directors with terms expiring in 2019: J. Wickliffe Ach, Kathleen L. Bardwell, William G. Barron, Vincent A. Berta, Cynthia O. Booth, Archie M. Brown, Jr., Claude E. Davis, Corinne R. Finnerty, Erin P. Hoeflinger, Susan L. Knust, William J. Kramer, John T. Neighbours, Thomas M. O’Brien, Richard E. Olszewski, and Maribeth S. Rahe;

2.	To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2018; and

3.	To approve, on an advisory basis, the compensation of the Company's executive officers.

As of March 26, 2018, the record date for the Annual Meeting, 62,215,740 shares of the Company's common stock were eligible to vote. There were a total of 56,176,530 shares present at the Annual Meeting (90.29% of the shares eligible to vote), constituting a quorum.

(b)	The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1 - Election of Directors
The Company’s shareholders elected all fifteen nominees for director. Each nominee will serve for a one-year term ending in 2019. For each nominee, the votes cast for and withheld, as well as the abstentions and broker non-votes, were as follows:

Director Nominee	Aggregate Votes
	FOR	WITHHELD	ABSTENTIONS	BROKER NON-VOTES
J. Wickliffe Ach	48,633,101	724,488	N/A	6,818,941
Kathleen L. Bardwell	48,993,978	363,611	N/A	6,818,941
William G. Barron	49,088,422	269,167	N/A	6,818,941
Vincent A. Berta	49,162,313	195,276	N/A	6,818,941
Cynthia O. Booth	49,163,000	194,589	N/A	6,818,941
Archie M. Brown, Jr.	49,130,307	227,282	N/A	6,818,941
Claude E. Davis	48,870,207	487,382	N/A	6,818,941
Corrine R. Finnerty	48,586,740	770,849	N/A	6,818,941
Erin P. Hoeflinger	49,161,334	196,255	N/A	6,818,941
Susan L. Knust	48,780,759	576,830	N/A	6,818,941
William J. Kramer	48,630,299	727,290	N/A	6,818,941
John T. Neighbours	49,163,530	194,059	N/A	6,818,941
Thomas M. O’Brien	49,056,766	300,823	N/A	6,818,941
Richared E. Olszewski	48,612,685	744,904	N/A	6,818,941
Maribeth S. Rahe	48,806,929	550,660	N/A	6,818,941

Item 2 - Ratification of Auditors
The Company’s shareholders ratified the Audit Committee’s selection of Crowe Horwath LLP as the Company’s independent registered public account firm for 2018. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
55,088,490	927,451	160,589	N/A

Item 3 - Advisory Vote on Executive Compensation
The Company’s shareholders approved the advisory vote on the compensation of the Company’s executive officers named in the proxy statement for the 2018 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay.” The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
47,642,788	1,513,964	200,837	6,818,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ James M. Anderson
James M. Anderson
Executive Vice President and Chief Financial Officer

Date:	May 24, 2018